Debt	12 Months Ended
Dec. 31, 2015
Debt Disclosure [Abstract]
Debt
Debt
Short-term and long-term debt consisted of the following at December 31, 2015 and 2014:

	2015	2014
LONG-TERM DEBT
12.75% Senior Secured Notes due December 15, 2016(a)	$6,681	$210,000
7.0% Convertible Notes due December 15, 2017	57,500	57,500
12.75% Senior Secured Notes due December 15, 2018	203,319	—
Revolving Credit Facility due December 10, 2019	66,100	59,200
Other, primarily capital leases	428	1,257
Less: unamortized discount	(12,255)	(17,843)
Less: unamortized debt issuance costs	(4,147)	(6,853)
Total debt	$317,626	$303,261
Less: current portion	(7,012)	(737)
Total long-term portion	$310,614	$302,524

(a) 2015 balance represents the maximum aggregate principal amount of 12.75% Senior Secured Notes due December 15, 2016 as the Company maintains a contractual right to exchange approximately $3,000 of the remaining 12.75% Senior Secured Notes due December 15, 2016 with new 12.75% Senior Secured Notes due December 15, 2018 prior to their maturity date.
During December 2011 the Company issued $225,000 aggregate principal amount of 12.75% Senior Secured Notes due 2016, $57,500 aggregate principal amount of 7.0% Convertible Senior Notes due 2017 (the “Convertible Notes”) and entered into a $100,000 senior secured asset based revolving credit facility (the “Revolving Credit Facility”). The Company incurred debt origination fees of $18,136 associated with the debt transactions which are primarily being amortized using the effective interest method.
Secured Notes
In July 2012, the Company completed the exchange of $225,000 principal amount of 12.75% Senior Secured Notes due 2016 (the "Secured Notes"), which are registered under the Securities Act of 1933, as amended (the "Securities Act”), for $225,000 principal amount of outstanding 12.75% Senior Secured Notes due 2016, which had not been registered under the Securities Act. The Company did not receive any proceeds from the exchange offer. In November 2013, the Company purchased $15,000 aggregate principal amount of its Secured Notes in the open market with available cash. The Secured Notes that were purchased by the Company were subsequently retired. The purchase of the Secured Notes resulted in a pre-tax loss on debt extinguishment of $2,606 consisting of tender premiums, write off of unamortized debt issuance costs and tender expenses.
The Secured Notes have a maturity date of December 15, 2016. In February 2016, the Company completed a private exchange offer and consent solicitation (the “Exchange Offer”) to certain eligible holders to exchange new 12.75% Senior Secured Notes due 2018 (the “New Secured Notes”) for the Company’s outstanding Secured Notes.  In connection with the Exchange Offer, the Company issued $203,319 aggregate principal amount of New Secured Notes, leaving $6,681 aggregate principal amount of Secured Notes outstanding. In conjunction with the Exchange Offer, the Company solicited consents to certain proposed amendments to the Secured Notes and the related indenture (the “Existing Indenture”) providing for, among other things, elimination of substantially all restrictive covenants and certain events of default in the Existing Indenture and releasing all of the collateral securing the Secured Notes and related guarantees.
The Company maintains the contractual right to exchange the remaining Secured Notes with New Secured Notes prior to their maturity date or the Company may redeem some or all of the Secured Notes at a redemption price of 100% of the principal amount, plus accrued and unpaid interest. The New Secured Notes have substantially the same terms as the Secured Notes except for the following principal differences (i) the New Secured Notes were offered pursuant to an exemption from the registration requirements of the Securities Act, and do not have the benefit of any exchange offer or other registration rights, (ii) the New Secured Notes effectively extend the maturity date of the Secured Notes to December 15, 2018, unless the Company is unable to both (a) complete the exchange of a portion of its Convertible Notes on or prior to June 30, 2016, and (b) redeem, on one or more occasions (each, a “Special Redemption”), an aggregate of not less than $27,500 of aggregate principal amount of the New Secured Notes on or prior to October 31, 2016, using cash available to the Company and/or net proceeds from sales of assets of the Company or a Restricted Subsidiary outside the ordinary course of business (other than net proceeds derived from the sale of accounts receivable and inventory (the “Designated Asset Sale Proceeds”)), subject to a penalty equal to 4.00% of the outstanding principal, payable in cash and/or stock, in the Company’s sole discretion (the “Special Redemption Condition”), in which case the maturity date of the New Secured Notes will be September 14, 2017, (iii) the New Secured Notes provide that, whether or not the Special Redemption Condition is satisfied, the Company will have an obligation to effect Special Redemptions using Designated Asset Sale Proceeds or other permissible funds until such time as the aggregate amount of Special Redemptions equals $40,000, (iv) the New Secured Notes contain modifications to the asset sale covenant providing that the Company shall not use any net proceeds from asset sales outside the ordinary course of business to redeem, repay or prepay the Secured Notes or the Convertible Notes, (v) the granting of a third-priority lien on the collateral securing the New Secured Notes for the benefit of new Convertible Notes is a permitted lien under the indenture and (vi) the New Secured Notes include an event of default if the Company does not complete the Private Convertible Note Exchanges (as defined below) by June 30, 2016, subject to certain exceptions.
The New Secured Notes and the Secured Notes (together, the "Notes") are fully and unconditionally guaranteed, jointly and severally, by certain 100% owned domestic subsidiaries of the Company (the “Note Guarantors”). The New Secured Notes and the related guarantees are secured by a lien on substantially all of the Company's and the Note Guarantors' assets, subject to certain exceptions and permitted liens pursuant to a pledge and security agreement. The terms of the New Secured Notes contain numerous covenants imposing financial and operating restrictions on the Company's business. These covenants place restrictions on the Company's ability and the ability of its subsidiaries to, among other things, pay dividends, redeem stock or make other distributions or restricted payments; incur indebtedness or issue common stock; make certain investments; create liens; agree to payment restrictions affecting certain subsidiaries; consolidate or merge; sell or otherwise transfer or dispose of assets, including equity interests of certain subsidiaries; enter into transactions with affiliates, enter into sale and leaseback transactions; and use the proceeds of permitted sales of the Company's assets. Refer to Note 15 - Guarantor Financial Information to the consolidated financial statements.
The Company may redeem some or all of the Notes at a redemption price of 100% of the principal amount, plus accrued and unpaid interest.
The New Secured Notes also contain a provision that allows holders of the New Secured Notes to require the Company to repurchase all or any part of the New Secured Notes if a change of control triggering event occurs. Under this provision, the repurchase of the New Secured Notes will occur at a purchase price of 101% of the outstanding principal amount, plus accrued and unpaid interest, if any, on such New Secured Notes to the date of repurchase. In addition, upon certain asset sales, the Company may be required to offer to use the net proceeds thereof to purchase some of the New Secured Notes at 100% of the principal amount thereof, plus accrued and unpaid interest.
The New Secured Notes require that the Company make, subject to certain conditions and within 95 days of the end of each fiscal year beginning with the fiscal year ending December 31, 2016, an offer to purchase the New Secured Notes with i) 75% of excess cash flow (as defined in the New Secured Notes indenture) until the Company has offered to purchase up to $50,000 in aggregate principal amount of the notes, ii) 50% of excess cash flow until the Company has offered to purchase up to $75,000 in aggregate principal amount of the notes, iii) 25% of the excess cash flow until the Company has offered to purchase up to $100,000 in aggregate principal amount of the notes and iv) 0% thereafter, in each case, at 103% of the principal amount, thereof, plus accrued and unpaid interest.
The Company pays interest on the New Secured Notes and the Secured Notes at a rate of 12.75% per annum in cash semi-annually. The Company paid interest of $26,775, $26,775 and $28,548 on the Secured Notes during the years ended December 31, 2015, 2014 and 2013, respectively.
Convertible Notes
The $57,500 Convertible Notes were issued pursuant to an indenture, dated as of December 15, 2011, among the Company, the Note Guarantors and U.S. Bank National Association, as trustee. The Convertible Notes were issued by the Company at an initial offering price equal to 100% of the principal amount.
The Convertible Notes will mature on December 15, 2017. The Company pays interest on the Convertible Notes at a rate of 7.0% per annum in cash semi-annually. The Company paid interest of $4,025, $4,025 and $4,025 on the Convertible Notes during the years ended December 31, 2015, 2014 and 2013, respectively. The Convertible Notes are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Note Guarantors. Each $1 principal amount of Convertible Notes is initially convertible into shares of the Company's common stock at any time at a conversion price equal to $10.28 per share of common stock. The conversion rate will be subject to adjustment, but will not be adjusted for accrued and unpaid interest, if any. In addition, if an event constituting a fundamental change occurs, the Company will in some cases increase the conversion rate for a holder that elects to convert its Convertible Notes in connection with such fundamental change. Upon conversion, the Company will pay and/or deliver, as the case may be, cash, shares of common stock or a combination of cash and shares of common stock, at the Company’s election, together with cash in lieu of fractional shares.
Holders may convert their Convertible Notes at their option on any day prior to the close of business on the scheduled trading day immediately preceding June 15, 2017 only under the following circumstances: (1) during the five business-day period after any five consecutive trading-day period (the “measurement period”) in which the trading price per note for each day of that measurement period was less than 98% of the product of the last reported sale price of the Company’s common stock and the applicable conversion rate on each such day; (2) during any calendar quarter (and only during such calendar quarter) after the calendar quarter ended December 31, 2011, if the last reported sale price of the Company’s common stock for 20 or more trading days (whether or not consecutive) during the period of 30 consecutive trading days ending on the last trading day of the immediately preceding calendar quarter is equal to or greater than 130% of the applicable conversion price in effect for each applicable trading day; (3) upon the occurrence of specified corporate events, including certain dividends and distributions; or (4) if the Company calls the Convertible Notes for redemption on or after December 20, 2015. The Convertible Notes will be convertible, regardless of the foregoing circumstances, at any time from, and including, June 15, 2017 through the second scheduled trading day immediately preceding the maturity date.
Upon a fundamental change and subject to certain exceptions, as defined in the Convertible Notes indenture, holders may require the Company to repurchase some or all of their Convertible Notes for cash at a repurchase price equal to 100% of the principal amount of the Convertible Notes being repurchased, plus any accrued and unpaid interest.
The Company could redeem the Convertible Notes prior to December 20, 2015. On or after December 20, 2015, the Company may redeem all or part of the Convertible Notes (except for the Convertible Notes that the Company is required to repurchase as described above) if the last reported sale price of the Company’s common stock exceeds 135% of the applicable conversion price for 20 or more trading days in a period of 30 consecutive trading days ending on the trading day immediately prior to the date of the redemption notice. The redemption price will equal the sum of 100% of the principal amount of the Convertible Notes to be redeemed, plus accrued and unpaid interest, plus a “make-whole premium” payment. The Company must make the "make-whole" premium payments on all Convertible Notes called for redemption including Convertible Notes converted after the date we delivered the notice of redemption. The Company will pay the redemption price in cash except for any non-cash portion of the "make-whole" premium.
In January 2016, the Company entered into Transaction Support Agreements (the “Support Agreements”) with holders (the “Supporting Holders”) of $51,600, or 89.7%, of the aggregate principal amount of the Convertible Notes. The Support Agreements provide for the terms of exchanges in which the Company has agreed to issue new 5.25% Senior Secured Convertible Notes due 2019 (the “New Convertible Notes”) in exchange for outstanding Convertible Notes (the “Convertible Note Exchange”).
Pursuant to the Support Agreements, the New Convertible Notes will mature on December 31, 2019, and will bear interest at a rate of 5.25% per annum, payable semi-annually in cash. For each $1 principal amount of existing Convertible Notes validly exchanged in the Convertible Note Exchange, an exchanging holder of existing Convertible Notes will receive $0.7 principal amount of New Convertible Notes, plus accrued and unpaid interest. The New Convertible Notes shall initially be convertible into shares of the Company's common stock at any time at a conversion price per share equal to $2.25 and shall be subject to the same adjustment provisions contained in the existing Convertible Notes. All current and future guarantors of the New Secured Notes, the Secured Notes, the Revolving Credit Facility, and any other material indebtedness of the Company will guarantee the New Convertible Notes, subject to certain exceptions. The New Convertible Notes will be secured on a “silent” third-priority basis by the same collateral that secures the New Secured Notes. Upon conversion, the Company will pay and/or deliver, as the case may be, cash, shares of common stock or a combination of cash and shares of common stock, at the Company’s election, together with cash in lieu of fractional shares. The value of shares of the Company's common stock for purposes of the settlement of the conversion right will be calculated as provided in the indenture for the existing Convertible Notes, using a 20 trading day period rather than a 40 trading day period for the observation period. Upon such conversion, the holder shall be entitled to receive an amount equal to the "make-whole" premium, payable in the form of cash, shares of the Company's common stock, or a combination of both, in the Company's sole discretion. The value of shares of Company common stock for purposes of calculating the "make-whole" premium will be based in the greater of (i) 130% of the conversion price then in effect and (ii) the volume weighted average price ("VWAP") of such shares for the observation period (using a 20 trading day period) as provided in the indenture for the existing Convertible Notes.
If the VWAP of the Company's common stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which such notice of redemption is provided, the Company shall have the right to redeem any or all of the New Convertible Notes at a price equal to (i) 100.0% of the aggregate principal amount thereof plus (ii) the "make-whole" premium. The redemption price can be paid in the form of cash, shares of the Company's common stock or a combination of both, at the Company's sole discretion. The value of shares of Company Common Stock will be based on the VWAP of such shares for the 20 trading days immediately preceding the date of redemption. Prior to the third trading day prior to the date of any such redemption, any New Convertible Notes called for redemption may be converted by the holder into shares of Company Common Stock at the Conversion Price then in effect.
Revolving Credit Facility
The Revolving Credit Facility consists of a $125,000 senior secured asset-based revolving credit facility (subject to adjustment pursuant to a borrowing base described below), of which (a) up to an aggregate principal amount of $20,000 will be available for a Canadian subfacility, (b) up to an aggregate principal amount of $20,000 will be available for letters of credit and (c) up to an aggregate principal amount of $10,000 will be available for swingline loans. Loans under the Revolving Credit Facility will be made available to the Company and certain domestic subsidiaries (the “U.S. Borrowers”) in U.S. dollars and the Canadian Borrowers in U.S. dollars and Canadian dollars. In December 2014, the Company obtained an extension on its revolving credit facility, which extended the maturity date from December 15, 2015 to December 10, 2019 (or 91 days prior to the maturity date of the Company's Secured Notes or Convertible Notes if they have not been refinanced).
All obligations of the U.S. Borrowers under the Revolving Credit Facility are guaranteed on a senior secured basis by each direct and indirect, existing and future, domestic subsidiary of the U.S. Borrowers (the “U.S. Subsidiary Guarantors” and together with the U.S. Borrowers, the “U.S. Credit Parties”), subject to certain exceptions for immaterial subsidiaries. All obligations of the Canadian Borrowers under the Revolving Credit Facility are guaranteed on a senior secured basis by (a) each U.S. Credit Party and (b) each direct and indirect, existing and future, Canadian subsidiary of the Company (the “Canadian Subsidiary Guarantors” and together with the Canadian Borrowers, the “Canadian Credit Parties”; and the U.S. Credit Parties together with the Canadian Credit Parties, the “Credit Parties”), subject to certain exceptions.
All obligations under the Revolving Credit Facility are secured on a first-priority basis by a perfected security interest in substantially all assets of the Credit Parties (subject to certain exceptions for permitted liens). The Revolving Credit Facility will rank pari passu in right of payment with the Secured Notes, but, pursuant to the intercreditor agreement, the Secured Notes will be effectively subordinated to the indebtedness under the Revolving Credit Facility with respect to the collateral.
At the Company’s election, borrowings under the Revolving Credit Facility will bear interest at variable rates based on (a) a customary base rate plus an applicable margin of between 0.50% and 1.00% (depending on quarterly average undrawn availability under the Revolving Credit Facility) or (b) an adjusted LIBOR rate plus an applicable margin of between 1.50% and 2.00% (depending on quarterly average undrawn availability under the Revolving Credit Facility). The weighted average interest rate on borrowings outstanding under the revolving credit facilities were 2.70%, 3.08% and 2.71% for the years ended December 31, 2015, 2014 and 2013, respectively. The Company will pay certain customary recurring fees with respect to the Revolving Credit Facility.
The Revolving Credit Facility permits the Company to increase the aggregate amount of the commitments under the Revolving Credit Facility from time to time in an aggregate amount for all such increases not to exceed $50,000, subject to certain conditions. The existing lenders under the Revolving Credit Facility are not obligated to provide the incremental commitments. In January 2014, the Company partially exercised the accordion option under its revolving credit facility to increase the aggregate commitments by $25,000. As a result, the Company's borrowing capacity increased from $100,000 to $125,000. The Company maintains the option to exercise the accordion for an additional $25,000 of aggregate commitments in the future, assuming it meets certain thresholds for incurring additional debt. As of December 31, 2015, the Company did not meet the thresholds to exercise the additional $25,000 accordion under the Revolving Credit Facility.
The Revolving Credit facility contains a springing financial maintenance covenant requiring the Company to maintain the ratio of EBITDA (as defined in the agreement) to fixed charges of 1.1 to 1.0 when excess availability is less than the greater of 10% of the calculated borrowing base (as defined in the agreement) or $12,500. In addition, if excess availability is less than the greater of 12.5% of the calculated borrowing base (as defined in the agreement) or $15,625, the lender has the right to take full dominion of the Company’s cash collections and apply these proceeds to outstanding loans under the Revolving Credit Agreement. The Company's ratio of EBITDA to fixed charges was negative for the twelve months ended December 31, 2015. At this negative ratio, the Company's current maximum borrowing capacity would be $96,239 before triggering full dominion of the Company's cash collections. As of December 31, 2015, the Company had $30,139 of additional unrestricted borrowing capacity available under the Revolving Credit Facility.
Net interest expense reported on the Consolidated Statements of Operations and Comprehensive Loss was reduced by interest income from investment of excess cash balances of $10 in 2015, $81 in 2014 and $35 in 2013.